                                                                  EXHIBIT 10.5.2

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of April 24, 2002 (this "Amendment"), under the Amended and Restated Credit Agreement, dated as of June 29, 2001 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among LIN HOLDINGS CORP. ("Holdings"), LIN TELEVISION CORPORATION (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), as Issuing Lender (as defined in the Credit Agreement) and as Swingline Lender (as defined in the Credit Agreement) THE BANK OF NOVA SCOTIA and BANK OF AMERICA, N.A., as Co-Documentation Agents (as defined in the Credit Agreement) and THE BANK OF NEW YORK and FLEET NATIONAL BANK, as Co-Syndication Agents (as defined in the Credit Agreement).

                                   WITNESSETH:

                  WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Issuing Lender, the Swingline Lender, the Co-Documentation Agents and the Co-Syndication Agents are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to such requested amendments but only on the terms and conditions contained in this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Defined Terms. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  Section 2. Amendments to Subsection 1.1 (Defined Terms) of the Credit Agreement. Subsection 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting the definitions of "Notes Payment Borrowing" and "Permitted Notes Payment" therefrom;

                  (ii) with respect to the definition of "Consolidated EBITDA"
(A) deleting the "and" before clause (x), (B) adding the word "and" at the end of clause (x) and (C) adding thereto the following new clause (xi):

                           "(xi) solely for the purpose of Section 7, the HM Fee Payment and, to the extent the HM Fee Payment has been made, payments previously made to Hicks, Muse & Co. Partners, L.P. during such period pursuant to Section 7.6(a)(iv);"

                  (iii) with respect to the definition of "Wholly Owned Subsidiary Guarantor", adding at the end of such definition the following: "From and after the date, if any, on which the Capital Stock of STC is contributed to the Borrower, STC and its Subsidiaries shall be deemed Wholly Owned Subsidiary Guarantors for all purposes of this Agreement."

                  (iv) adding the following definitions in alphabetical order thereto:

                  ""Dakota Note": that certain Subordinated Promissory Note to be executed by Smith Broadcasting of North Dakota, Inc. in favor of STC in the initial aggregate principal amount of $7,125,000, as the same may be amended or otherwise modified from time to time."

                  "HM Fee Payment": either (i) $6,160,000 in cash, a warrant to purchase shares of LIN TV's class B common stock with a value equivalent to approximately $2,700,000 and the Dakota Note or (ii) in the event that the sale of assets giving rise to the Dakota Note (the "Dakota Sale") has not then been consummated, $6,160,000 in cash, a promissory note from LIN TV in the initial aggregate principal amount of $7,125,000 (the "LIN Note") and a warrant to purchase shares of LIN TV's class B common stock with a value equivalent to approximately $2,700,000, which, in each such case, will be used by Borrower, Holdings or LIN TV to make a payment to Hicks, Muse & Co. Partners, L.P. in connection with the termination of the monitoring and oversight agreement contemplated by subsection 7.10(b)(ii) and the amendment of the financial advisory agreement contemplated by subsection 7.10(b)(ii); provided, that in the case of clause (ii) above, if the Dakota Sale occurs on or prior to June 30, 2002, then the Dakota Note may be substituted for the LIN Note (and the LIN Note shall then be cancelled); and provided further, that in the case of clause (ii) above, if the Dakota Sale does not occur on or prior to June 30, 2002, then warrants to purchase additional shares of LIN TV's class B common stock with a value equivalent to approximately $7,125,000 may be substituted for the LIN Note (and the LIN Note shall then be cancelled).

                  "Holdings Interest Payments": a dividend or other distribution by Borrower to Holdings to permit Holdings to make cash interest payments on the Holdings Discount Notes and the Additional Holdings Discount Notes on or after March 1, 2003 in accordance with the Holdings Discount Notes Indenture.

                  "IPO": as defined in the preamble.

                  "LIN TV": as defined in the preamble.

                  "LIN TV Common Stock":  as defined in the preamble.

                  "Merger Effective Date":  as defined in the Second Amendment.

                  "Permitted Redemptions": any payment, prepayment, redemption or purchase by Holdings or Borrower, other than the Sinking Fund Payment, of (i) principal of or accrued interest on any Holdings Discount Indebtedness, Senior Subordinated Indebtedness and Senior

Unsecured Indebtedness or (ii) LIN TV Common Stock, in each case, at a price not in excess of fair market value thereof and which, in the aggregate, shall not exceed $50,000,000.

                  "Second Amendment": that certain Second Amendment to the Credit Agreement dated as of April 24, 2002 by and among Holdings, Borrower, the Lenders party thereto and the Administrative Agent.

                  "Second Amendment Effective Date": as defined in the Second Amendment.

                  "Sinking Fund Payment": the redemption of Holdings Discount Notes required to be made by the terms thereof on March 1, 2003 in an amount equal to $125,000,000.

                  "SSG": as defined in the preamble.

                  "SSG Redemption": as defined in the preamble.

                  "STC": STC Broadcasting, Inc., a Delaware corporation.

                  "STC Credit Agreement": as defined in the preamble.

                  "STC Loan": as defined in the preamble.

                  "STC Preferred": as defined in the preamble.

                  "STC Sub Notes": as defined in the preamble.

                  "Sunrise": as defined in the preamble.

                  "Sunrise Merger": as defined in the preamble.

                  "Sunrise Merger Agreement": as defined in the preamble.

                  "Sunrise Notes": as defined in the preamble."

                  Section 3. Amendments to Preamble. (i) A new fifth paragraph is hereby added to the preamble to the Credit Agreement as follows:

                  "LIN TV Corp., a Delaware corporation (f/k/a Ranger Equity Holdings Corp.) ("LIN TV") and the ultimate parent company of Holdings and the Borrower, entered into that certain Agreement and Plan of Merger (the "Sunrise Merger Agreement") with Sunrise Television Corp., a Delaware corporation ("Sunrise"), pursuant to which Sunrise will merge, upon the satisfaction of the conditions precedent contained in the Sunrise Merger Agreement, with and into LIN TV (the "Sunrise Merger"). On the Second Amendment Effective Date, Equity Holdings A and Equity Holdings B shall merge with and in to LIN TV and, LIN TV shall consummate an initial underwritten public offering (the "IPO") of its Class A Common Stock, par value $0.01 per share (the "LIN TV Common Stock"). In connection with the IPO, the Borrower's membership units in Southwest Sports Group Holdings LLC ("SSG") will be redeemed by SSG for approximately $60,400,000 in gross cash proceeds (the "SSG Redemption"). LIN TV, together with the Borrower, shall use the proceeds of the IPO and the SSG Redemption (i) to repay the Tranche B Term Loans and each of the Incremental Term Loans and Revolving Credit Loans which are outstanding as of the Second Amendment Effective Date and (ii) (a) if the Sunrise Merger has been consummated, to (A) make a capital contribution to STC, to enable STC to (1) redeem its 11% Senior Subordinated Notes due 2007 (the "STC Sub Notes"), (2) redeem the shares of its 14% Redeemable Preferred Stock which are not held by Hicks, Muse or any of its Affiliates (the "STC Preferred") and (3) repay in full, and terminate any lending commitments under, that certain Amended and Restated Credit Agreement dated as of July 2, 1998 by and among Sunrise, STC, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, as administrative agent (the "STC Credit Agreement") and (B) redeem certain Senior Subordinated Promissory Notes issued by Sunrise and which are not held by Hicks, Muse or any of its Affiliates (the "Sunrise Notes") or (b) otherwise, to (x) make a senior secured term loan to STC (the "STC Loan") the proceeds of which shall be used by STC to redeem in full the STC Sub Notes and the STC Preferred and repay in full, and terminate the lending commitments under, the STC Credit Agreement and (y) redeem in full the Sunrise Notes. The STC Loan will be in a principal amount not exceeding $141,000,000 and will be secured by all or substantially all of the assets of STC and its Subsidiaries, and the STC Loan documentation shall be reasonably satisfactory to the Administrative Agent and its counsel. After the occurrence of both the Sunrise Merger and the IPO, LIN TV will contribute the Capital Stock of STC owned by it, together with its interest in the STC Loan, if applicable, to Holdings, which will in turn contribute the Capital Stock of STC, and its interest in the STC Loan, if applicable, to the Borrower; as a result thereof, the Borrower would be a secured lender of STC."

                  (ii) The third and fourth sentences of the penultimate paragraph of the preamble of the Credit Agreement are hereby amended by deleting such sentences in their entirety and substituting in lieu thereof the following:

                  "The Tranche B Term Loans shall be repaid in full on the Second Amendment Effective Date and the Incremental Term Loans outstanding on the Second Amendment Effective Date shall be repaid in full on such date. The proceeds of any Incremental Term Loans borrowed after the Second Amendment Effective Date shall be used solely to finance Permitted Acquisitions and transaction fees and expenses in connection therewith and to fund the Sinking Fund Payment. The proceeds of Revolving Credit Loans will be used for general corporate purposes, including Permitted Acquisitions, Permitted Redemptions, the Sinking Fund Payment and Holdings Interest Payments."

                  Section 4. Amendment to Subsection 2.1(b) (Term Commitments) of the Credit Agreement. Subsection 2.1(b) of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" in the last sentence thereof and substituting in lieu thereof the amount "$150,000,000."

                  Section 5. Amendment to Subsection 2.4 (Revolving Credit Commitments) of the Credit Agreement. Subsection 2.4 of the Credit Agreement is hereby amended by (i) deleting in its entirety the last sentence of Section 2.4(a) and (ii) adding the following subsections:

                  "(d) The Borrower shall have the right at any time to increase the Revolving Credit Commitments to an amount of not more than $235,000,000, with each such increase to be in an amount of not less than $10,000,000, (i) by requesting that one or more banks or other financial institutions or entities not parties to this Agreement become Lenders hereunder or (ii) by requesting that any Lender or Lenders already parties to this Agreement increase the respective amounts of such Lenders' Revolving Credit Commitments in accordance with this Agreement; provided, that the addition of any bank, financial institution or other entity pursuant to clause (i) above shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

                  (e) Any additional bank, financial institution or other entity which elects to become a Lender party to this Agreement and provide a Revolving Credit Commitment, and any Lender which elects to increase its Revolving Credit Commitment, pursuant to clause (d) of this Section
         2.4 above shall execute a joinder or increase agreement in substantially the form attached hereto as Exhibit K with the Borrower and the Administrative Agent, whereupon such bank, financial institution or other entity shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and
         Schedule 1.1A shall be deemed to be amended to add the name and Revolving Credit Commitment of such new Lender and to reflect the new Revolving Credit Commitment of such increasing Lender, effective on the date specified in such agreement.

                  (f) Any increase in the Revolving Credit Commitments under the Facility pursuant to this Section 2.4 shall not be effective unless:

                    (1) no Default or Event of Default shall have occurred and be continuing on the effective date of such increase or after giving effect to such increase;

                    (2) each of the representations and warranties made by the Borrower in Section 4 shall be true and correct in all material respects on and as of such effective date with the same effect as if made on and as of such date, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects on and as of such earlier date;

                    (3) the Administrative Agent shall have received each of (A) a certificate of the corporate secretary or assistant secretary of the Borrower as to the taking of any corporate action necessary in connection with such increase and (B) an opinion or of counsel to the Borrower as to its corporate power and authority to borrow hereunder after giving effect to such increase and such other matters relating thereto as the Administrative Agent and its counsel may reasonably request.

         Each notice requesting an increase in the Revolving Credit Commitment pursuant to this Section 2.4 shall constitute a certification to the effect set forth in clauses (1) and (2) of this Section 2.4(f).

                  (g) No Lender shall at any time be required to agree to a request of the Borrower to increase its Revolving Credit Commitment hereunder.

                  (h) On the date any increase becomes effective pursuant to this Section 2.4, (i) the Borrower agrees to prepay any outstanding Revolving Credit Loans with the proceeds of new Revolving Credit Loans in order to make the then outstanding Revolving Credit Loans ratable in accordance with the then effective Revolving Credit Commitments and
         (ii) the participating interests in the then outstanding Letters of Credit shall be deemed to be reallocated among the Revolving Credit Lenders in order to make the participating interests in each such Letter of Credit ratable in accordance with the then effective Revolving Credit Commitments (and interest and letter of credit commissions for any relevant period shall be paid to the Revolving Credit Lenders based on the allocation set forth in this paragraph)."

                  Section 6. Amendments to Subsection 2.9 (Mandatory Prepayments and Commitment Reductions) of the Credit Agreement. (i) Subsection 2.9(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(a) The Borrower shall use the Net Cash Proceeds of the IPO received by it to prepay in full the Term Loans and repay in full the Revolving Credit Loans outstanding as of the Second Amendment Effective Date. None of the Net Cash Proceeds of the IPO shall be required to be applied to the reduction of the Revolving Credit Commitments as set forth in Section 2.9(d). After the Second Amendment Effective Date, if any Capital Stock (other than a Permitted Issuance or in connection with the IPO) or Indebtedness shall be issued or Incurred in accordance with subsection 7.2(g) by Holdings, the Borrower or any of its Subsidiaries, an amount equal to the lesser of (i) 50% of the Net Cash Proceeds thereof and (ii) an amount sufficient to enable the Borrower to reduce the Consolidated Leverage Ratio to 5.00 to 1.00 as of the last day of the most recent Test Period shall be applied on the date of such issuance or Incurrence toward the prepayment of the Term Loans and, to the extent of any excess, to the repayment of any outstanding Total Revolving Extensions of Credit in accordance with subsection 2.9(d), provided that if, at the time of such issuance or Incurrence, the Consolidated Leverage Ratio as of the last day of the most recent Test Period is less than 5.00 to 1.00, no such prepayment or repayment shall be required in respect of such issuance or Incurrence."

                  (ii) Subsection 2.9(b) is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(b) From and after the Second Amendment Effective Date, if on any date Holdings, the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event (other than pursuant to an Asset Sale under clause (k) of subsection 7.5) then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied, within five Business Days after such date, toward the prepayment of the Term Loans and, to the extent of any excess, to the repayment of any outstanding Total Revolving Extensions of Credit in accordance with subsection 2.9(d), provided that if a Reinvestment Notice shall be delivered in respect thereof (i) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and, to the extent of any excess, the prepayment of the outstanding Total Revolving Extensions of Credit and (ii) if such Net Cash Proceeds relate to an Asset Sale pursuant to subsection 7.5(h) or an Asset Swap Transaction pursuant to subsection 7.5(i) and a Reinvestment Notice has been delivered in connection therewith, pending such Reinvestment Prepayment Date, such Net Cash Proceeds shall be (A) applied to the repayment of Revolving Credit Loans pursuant to subsection 2.8(b) to be reborrowed by the Borrower, subject to compliance by the Borrower at the time of such reborrowing with the terms and conditions of this Agreement, to make a Permitted Acquisition or as cash consideration in connection with an Asset Swap Transaction or (B) deposited in a cash collateral account with the Administrative Agent (the proceeds of which will be invested by the Administrative Agent in Cash Equivalents at the request of the Borrower) to be released by the Administrative Agent at the request of the Borrower, subject to compliance by the Borrower at the time of such release with the terms and conditions of this Agreement, to make a Permitted Acquisition or as cash consideration in connection with an Asset Swap Transaction, provided further, that, notwithstanding subsection 2.9(d), if, at the time of receipt of such Net Cash Proceeds, the Consolidated Leverage Ratio as of the last day of the most recent Test Period is (i) less than 5.00 to 1.00 and greater than or equal to 4.00 to 1.00, an amount equal to 50% of the Net Cash Proceeds thereof shall be applied as set forth in subsection 2.9(d) and (ii) less than 4.00 to 1.00, no such prepayment or reduction shall be required in respect of such Net Cash Proceeds, (provided that amounts not required to be applied toward the prepayment of the Term Loans and, if applicable, the prepayment of the Total Revolving Extensions of Credit pursuant to clauses (i) and
         (ii) above shall be reinvested in the business of the Borrower or any of its Subsidiaries in a manner permitted by Section 4.08 of the Senior Subordinated Note Indenture (or any comparable section after the Closing Date) on or prior to the 179th day after receipt of such Net Cash Proceeds, and any amounts not so reinvested on or prior to such time shall be applied first, toward the prepayment of the Term Loans and, second, to the prepayment of the Total Revolving Extensions of Credit prior to the 180th day after receipt thereof).

                  (iii) Subsection 2.9(c) is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(c) Intentionally Deleted."

                  (iv) Subsection 2.9(d) is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(d) Prepayments of the Term Loans and Total Revolving Extensions of Credit required by the other provisions of this subsection 2.9 shall be applied first, to the prepayment of the Term Loans and second, to repay Total Revolving Extensions of Credit as follows: (i) first to repay outstanding Swingline Loans, (ii) second, to the repayment of the Revolving Credit Loans and (iii) third, if any Letters of Credit are then-outstanding, to deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions reasonably satisfactory to the Administrative Agent. The application of any prepayment pursuant to this subsection 2.9 shall be made first to ABR Loans and second to Eurodollar Loans. Amounts prepaid on account of the Term Loans (i) shall be allocated ratably based on the outstanding principal amount of the Term Loans under each such Facility and applied to the then remaining installments of the Term Loans under each such Facility ratably based on the number of such installments under such Facility and (ii) may not be reborrowed. In no event shall any prepayment required pursuant to subsection 2.9 result in the reduction of the available commitments under the Incremental Term Loan Facility or the Revolving Credit Facility."

                  Section 7. Amendment to Subsection 2.15(e) (Pro Rata Treatment and Payments) of the Credit Agreement. Subsection 2.15(e) of the Credit Agreement is hereby amended by adding the parenthetical "(subject to Section 2.4(h))" prior to the period at the end of such subsection.

                  Section 8. Amendment to Subsection 7.1 (Financial Condition Covenants) of the Credit Agreement. Subsection 7.1 of the Credit Agreement is hereby amended by deleting paragraphs (a) and (b) thereof and substituting in lieu thereof the following:

                  "(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any Test Period set forth below to exceed the ratio set forth below opposite such period:

                   Period                                 Consolidated Leverage Ratio
                   ------                                 ---------------------------
                   The Second Amendment Effective Date                6.0x
                   to 03/31/04

                   04/01/04 to 03/31/05                               5.5x

                   04/01/05 and thereafter                            5.0x

                  (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the last day of any Test Period set forth below to be less than the ratio set forth below opposite such period:


                                                  Consolidated Interest
Period                                               Coverage Ratio
------                                            ---------------------
The Second Amendment Effective Date                       2.0x
to 3/31/04

04/01/04 and thereafter                                   2.25x

                  Section 9. Amendments to Subsection 7.2 (Limitation on Indebtedness) of the Credit Agreement. (i) Subsection 7.2(g) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (g)(i) Senior Subordinated Indebtedness of the Borrower, (ii) Senior Unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $410,000,000, provided that the Net Cash Proceeds of the issuance of any Senior Unsecured Notes shall be applied to the optional prepayment of the Term Loans as provided in Section 2.8 (other than to the extent that such issuance is made in accordance with
         Section 7.9 to effect a refinancing of any Senior Unsecured Notes),
         (iii) Holdings Discount Indebtedness in an aggregate principal amount at maturity not to exceed $425,000,000 minus the aggregate principal amount of Holdings Discount Notes prepaid (other than to the extent that such issuance is made in accordance with Section 7.9 to effect a refinancing of any Holdings Discount Notes except pursuant to any mandatory redemption), including pursuant to a mandatory redemption, at any time during the term of this Agreement, provided that the Net Cash Proceeds of the issuance of any Additional Holdings Discount Notes shall be contributed by Holdings to the Borrower as common equity and applied to the optional prepayment of the Term Loans as provided in
         Section 2.8 (other than to the extent that such issuance is made in accordance with Section 7.9 to effect a refinancing of any Holdings Discount Notes), and (iv) Guarantee Obligations of any Subsidiary Guarantor in respect of Indebtedness referred to in clause (i) or (ii) of this subsection 7.2(g), provided that (A) a Subsidiary Guarantor shall not guarantee any Senior Subordinated Indebtedness unless such guarantee of the Senior Subordinated Indebtedness is subordinated to the guarantee of such Subsidiary Guarantor of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Senior Subordinated Notes or Additional Senior Subordinated Notes, as applicable, and (B) a Subsidiary Guarantor shall not guarantee any Senior Subordinated Indebtedness or Senior Unsecured Indebtedness unless such guarantee of the Senior Subordinated Indebtedness or the Senior Unsecured Indebtedness, as the case may be, provides for the release and termination thereof, and is released and terminated, without action by any party, upon (I) the sale of all or substantially all of the assets of such Subsidiary Guarantor (including by way of an Asset Swap Transaction), (II) a sale of all of the equity interest in such Subsidiary Guarantor or (III) such Subsidiary Guarantor ceasing to be a Restricted Subsidiary (as defined in the Senior Subordinated Note Indenture or any Additional Senior Subordinated Notes Indenture or the Senior Unsecured Notes Indenture, as the case may be);"

                  (ii) Subsection 7.2(m) of the Credit Agreement is hereby amended by deleting the "and" at the end thereof.

                  (iii) Subsection 7.2(n) of the Credit Agreement is hereby amended by deleting the period at the end thereof and substituting therefor the following: "; and".

                  (iv) A new subsection 7.2(o) is hereby added to the Credit Agreement as follows:

                  "(o) Indebtedness of STC pursuant to the STC Loan and the STC Sub Notes; provided, that, in the case of the STC Sub Notes, (i) STC shall have delivered an irrevocable notice to redeem the STC Sub Notes to the holders of the STC Sub Notes and (ii) STC shall have deposited in a cash collateral account an amount equal to the outstanding amount of the STC Sub Notes."

                  Section 10. Amendment to Subsection 7.3 (Limitation on Liens) of the Credit Agreement. Subsection 7.3 of the Credit Agreement is hereby amended by: (i) deleting the "and" at the end of clause (q) thereof, (ii) deleting the period at the end of clause (r) thereof and substituting therefor the phrase "; and" and (iii) adding a new clause (s) thereto as follows:

                  "(s) Liens on the assets of STC and its subsidiaries securing the STC Loan and Liens in respect of the cash collateral referred to in subsection 7.2(o)."

                  Section 11. Amendment to Subsection 7.4 (Limitation on Fundamental Changes) of the Credit Agreement. Subsection 7.4 of the Credit Agreement is hereby amended by: (i) deleting the "and" at the end of clause (b) thereof, (ii) deleting the period at the end of clause (c) thereof and substituting therefore the phrase "; and" and (iii) adding a new clause (d) thereto as follows:

                  "(d) STC may be merged with and into the Borrower so long as the Borrower is the continuing or surviving corporation and so long as STC has no Indebtedness (other than Indebtedness permitted under subsection 7.2(o))."

                  Section 12. Amendment to Subsection 7.5 (Limitation on Sale of Assets) of the Credit Agreement. Subsection 7.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (i) thereof, deleting the period at the end of clause (j) thereof and substituting therefore a semi-colon, and adding the following new clause (k) thereto: "(k) the SSG Redemption."

                  Section 13. Amendment to Subsection 7.6 (Limitation on Dividends) of the Credit Agreement. (a) Subsection 7.6(a) of the Credit Agreement is hereby amended by deleting subsections 7.6(a)(vi) and (vii) in their entireties and substituting in lieu thereof the following subsections:

         "(vi) at any time on or after March 1, 2003, the proceeds of which shall be applied by Holdings to make Holdings Interest Payments or the Sinking Fund Payment, provided that such Restricted Payments shall not exceed in any quarterly period the amounts due with respect to the Holdings Accrued Indebtedness for such quarter;

         (vii) at any time, the proceeds of which will be used to make Permitted Redemptions; and

         (viii) the proceeds of which will be used to make the HM Fee Payment"

                  (b) Subsection 7.6(c) of the Credit Agreement is hereby amended by adding the following language after the word "made" therein:

                  "which for the purposes of this Section 7.6 only shall include
         (i) the issuance by each of Holdings and Borrower of shares of their respective Capital Stock in connection with their respective receipt of proceeds of the IPO and (ii) the issuance by each of Holdings and Borrower of shares of their respective Capital Stock in connection with their respective receipt of the Capital Stock of STC following the Sunrise Merger."

                  Section 14. Amendment to Subsection 7.7(a) (Limitation on Capital Expenditures) of the Credit Agreement. Subsection 7.7(a) of the Credit Agreement is hereby amended by deleting the amount "$35,000,000" therein and substituting in lieu thereof the amount "$40,000,000."

                  Section 15. Amendment to Subsection 7.8 (Limitation on Investments, Loans and Advances) of the Credit Agreement. Subsection 7.8 of the Credit Agreement is hereby amended by: (i) deleting the "and" at the end of clause (n) thereof, (ii) deleting the period at the end of clause (o) thereof and substituting therefore a semi-colon and (iii) adding the following new clauses thereto:

                  "(p) so long as STC has no Indebtedness (other than Indebtedness permitted under subsection 7.2(o)), (i) the STC Loan in a principal amount not exceeding $141,000,000, the terms and conditions of which are reasonably satisfactory to the Administrative Agent and its counsel, and (ii) ownership of the Capital Stock of STC; and

                  (q) Permitted Redemptions."

                  Section 16. Amendment to Subsection 7.9(a) (Limitation on Optional Payments and Modifications of Debt Instruments) of the Credit Agreement. Clause (a) of subsection 7.9 of the Credit Agreement is hereby deleted and the following substituted therefor:

                  "(a) Make any optional payment or prepayment on or redemption of or any payments in redemption, defeasance or repurchase of
                  (A) the Senior Subordinated Indebtedness (except pursuant to a Permitted Redemption or a permanent refinancing of Senior Subordinated Indebtedness), (B) the Holdings Discount Indebtedness (except pursuant to a Permitted Redemption, the Sinking Fund Payment or a permanent refinancing of Holdings Discount Indebtedness) or (C) the Senior Unsecured Indebtedness (except pursuant to a Permitted Redemption or a permanent refinancing of the Senior Unsecured Indebtedness), except in each case mandatory payments of interest, fees and expenses required by the terms of the agreement governing or instrument evidencing such Indebtedness, but only to the extent permitted under the subordination provisions, if any, applicable thereto."

                  Section 17. Amendments to Subsection 7.10(b) (Limitations on Transactions with Affiliates) of the Credit Agreement. Subsection 7.10(b) of the Credit Agreement is hereby amended by: (i) deleting clause (ii) thereof and substituting the following in lieu thereof the following: "the payment to Hicks, Muse & Co. L.P. of fees and expenses pursuant to a monitoring and oversight agreement and a financial advisory agreement approved by the board of directors of Holdings, together with HM Fee Payment permitted by Subsection 7.6 with respect to such agreements; and", (ii) deleting the period at the end of clause
(iii) thereof and substituting therefor the phrase "; and" and (iii) adding a new clause (iv) thereto as follows: "(iv) the SSG Redemption.".

                  Section 18. Amendment to Subsection 7.13 (Limitation on Negative Pledge Clauses) of the Credit Agreement. Subsection 7.13 of the Credit Agreement is hereby amended by: (i) deleting the "and" at the end of clause (e) thereof, (ii) deleting the period at the end of clause (f) thereof and substituting therefore the phrase "; and" and (iii) adding the following new clause thereto:

                  "(g) the documentation evidencing and securing the STC Loan, so long as such documentation is reasonably satisfactory to the Administrative Agent and its counsel and otherwise permits the holder thereof to collaterally assign its right, title and interest in such documentation to the Administrative Agent for the ratable benefit of the Lenders."

                  Section 19. Amendment to Subsection 7.15 (Limitation on Amendments to Constituent and Transaction Documents) of the Credit Agreement. The reference in Subsection 7.15(b) of the Credit Agreement to "Equity Holdings B" is hereby deleted and the phrase "LIN TV" substituted therefor.

                  Section 20. Amendment to Subsection 7.16 (Limitations on Changes in Holding Company Status) of the Credit Agreement. Subsection 7.16 of the Credit Agreement is hereby deleted and the following substituted therefor:

                  "7.16 Limitations on Changes in Holding Company Status. Permit Holdings or LIN TV to engage in any activities or incur any Indebtedness or Guarantee Obligations other than (a) in the case of Holdings (i) owning the stock of the Borrower, (ii) its activities incident to the performance of the Loan Documents, including its guarantee thereunder, (iii) transactions pursuant to or expressly contemplated by the Transaction Documents or this Agreement, (iv) its unsecured subordinated guarantee of any Senior Subordinated Indebtedness in accordance with the terms of this Agreement, (v) any Holdings Discount Indebtedness and

                  (vi) holding as an Investment the STC Loan and (b) in the case of LIN TV (i) owning the stock of Holdings and STC,
                  (ii) consummating the IPO and the other transactions contemplated by LIN TV's registration statement as filed with the Securities and Exchange Commission (including, without limitation, entering into a registration rights agreement, making the HM Fee Payment, and the redemption of the Sunrise Notes), (iii) making the STC Loan to STC as provided for herein, (iv) consummating the Sunrise Merger and (v) performance of its obligations pursuant to the Joint Venture Loan Guarantee."

                  Section 21. Amendments to Section 8 (Events of Default) of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended as follows:

                  (i) Clause (a) of such section is hereby deleted in its entirety and the following substituted therefor: "The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or"

                  (ii) The reference in clause (o) of such section to "Equity Holdings B" is hereby deleted and the phrase "LIN TV" substituted therefor.

                  Section 22. Restatement of Schedule 7.8(l) to the Credit Agreement. Schedule 7.8(l) to the Credit Agreement is hereby deleted and
Schedule 7.8(l) attached to this amendment is hereby substituted therefor.

                  Section 23. Addition of Exhibit K to the Credit Agreement. A new Exhibit K, in the form attached to this Amendment, shall be added as Exhibit K to the Credit Agreement.

                  Section 24. Conditions to Effectiveness. This Amendment shall become effective, on and as of the date hereof (the "Second Amendment Effective Date"), upon receipt by the Administrative Agent of (a) counterparts of this Amendment, duly executed and delivered by each of Holdings, the Borrower and the Required Lenders (which shall include the Majority Facility Lenders in respect of the Revolving Credit Facility), (b) counterparts of the Acknowledgement and Consent attached to this Amendment, duly executed and delivered by each Subsidiary Guarantor, (c) for the benefit of each Lender executing this Amendment on or before 12:00 p.m., New York City time, April 24, 2002, a fee equal to 0.125% of the sum of its Revolving Credit Commitments on the Second Amendment Effective Date, (d) the successful completion of the IPO with gross proceeds to LIN TV of at least $250,000,000, (e) the prepayment in full of the Term Loans and Revolving Credit Loans outstanding as of the Second Amendment Effective Date and (f) the payment of fees and expenses of the Administrative Agent including professional fees for which invoices have been submitted to the Borrower.

                  Section 25. Authorization of Agent. The Lenders hereby authorize the Administrative Agent to execute, deliver, file and perform such documents, instruments and other actions as are necessary to effect the arrangements contemplated by this Amendment.

                  Section 26. Representations and Warranties; No Defaults or Events of Default. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date of this Amendment, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by Holdings and the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof as if made on such date (except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects on and as of such earlier date).

                  Section 27. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings or the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

                  Section 28. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including counterparts delivered by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by telecopy shall be effective as an original for all purposes.

                  Section 29. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                                     LIN HOLDINGS CORP.,


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:


                                                     LIN TELEVISION CORPORATION,


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:


                                                      JPMORGAN CHASE BANK,
                                                        individually and as
                                                        Administrative Agent,
                                                        Swingline Lender and
                                                        Issuing Lender,


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:

                                                 SIGNATURE PAGE TO SECOND
                                                 AMENDMENT DATED AS OF APRIL
                                                 24, 2002, TO THE AMENDED
                                                 AND RESTATED CREDIT
                                                 AGREEMENT DATED AS OF JUNE
                                                 29, 2001, AS AMENDED, AMONG
                                                 LIN HOLDINGS CORP., LIN
                                                 TELEVISION CORPORATION, THE
                                                 LENDERS PARTY THERETO,
                                                 JPMORGAN CHASE BANK (F/K/A
                                                 THE CHASE MANHATTAN BANK),
                                                 AS ADMINISTRATIVE AGENT,
                                                 SWINGLINE LENDER AND
                                                 ISSUING LENDER, THE BANK OF
                                                 NOVA SCOTIA AND BANK OF
                                                 AMERICA, N.A., AS
                                                 CO-DOCUMENTATION AGENTS AND
                                                 THE BANK OF NEW YORK AND
                                                 FLEET NATIONAL BANK, AS
                                                 CO-SYNDICATION AGENTS.

                                                 -------------------------------
                                                 Name of Financial Institution

                                                 By
                                                    ----------------------------
                                                 Name:
                                                 Title:

                                 Schedule 7.8(l)
                                       to
                                Second Amendment
                                       to
                      Amended and Restated Credit Agreement

$15,974,000 investment by LIN Television Corporation in Banks Broadcasting, Inc.

                           ACKNOWLEDGEMENT AND CONSENT

                  Each of the undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by Holdings and the Borrower of the Second Amendment to which this acknowledgement and consent is attached (the "Amendment"). Each of the undersigned further confirms and agrees that, after giving effect to the Amendment, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms.

                                            INDIANA BROADCASTING, LLC
                                            LIN AIRTIME, LLC
                                            PROVIDENCE BROADCASTING, LLC
                                            TELEVICENTRO OF PUERTO RICO, LLC
                                            WAVY BROADCASTING, LLC
                                            WOOD LICENSE CO., LLC
                                            WIVB BROADCASTING, LLC
                                            WWLP BROADCASTING, LLC

                                            By: LIN Television Corporation, its
                                                managing member


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            AIRWAVES, INC.
                                            KXAN, INC.
                                            KXTX HOLDINGS, INC.
                                            LINBENCO, INC.
                                            LIN SPORTS, INC.
                                            LIN TELEVISION OF SAN JUAN, INC.
                                            LIN TELEVISION OF TEXAS, INC.
                                            PRIMELAND TELEVISION, INC.
                                            NORTH TEXAS BROADCASTING
                                               CORPORATION
                                            WNJX-TV, INC.
                                            WOOD TELEVISION, INC.
                                            WTNH BROADCASTING, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------